ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	12 Months Ended
Dec. 31, 2024
Accounts Payable and Accrued Liabilities, Noncurrent [Abstract]
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	ACCOUNTS PAYABLE AND ACCRUED LIABILITIES
Accounts payable and accrued liabilities consisted of the following (in thousands):

	As of December 31,
	2024	2023
Accounts Payable	$8,688	$5,540
Accrued Liabilities	14,409	13,123
Accrued Payroll and Related Liabilities	4,058	5,351
Sales Tax and Cannabis Taxes	3,973	2,918
Total Accounts Payable and Accrued Liabilities	$31,128	$26,932
The Company offers a customer loyalty rewards program that allows members to earn discounts on future purchases. Unused discounts earned by loyalty rewards program members are included in accrued liabilities and recorded as a sales discount at the time a qualifying purchase is made. The value of points accrued as of December 31, 2024 and 2023, was approximately $0.4 million and $1.1 million, respectively.